Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 29, 2014 and effective as of the Sixth Amendment Effective Date (as hereinafter defined), is made and entered into by and among ISLE OF CAPRI CASINOS, INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors (together with Borrower, the “Loan Parties”), the Requisite Lenders party hereto (or that have separately consented to this Amendment), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Administrative Agent”), as one of the Requisite Lenders, Issuing Bank, Swing Line Lender and as the Administrative Agent.

RECITALS

A.                                    Borrower is a party to that certain Credit Agreement dated as of July 26, 2007, as amended by the First Amendment to Credit Agreement, dated as of February 17, 2010, by the Second Amendment to Credit Agreement and Amendments to Loan Documents, dated as of March 25, 2011, by the Third Amendment to Credit Agreement, dated as of November 21, 2012, by the Fourth Amendment to Credit Agreement and Amendments to Loan Documents, dated as of April 19, 2013, and by the Fifth Amendment to Credit Agreement, dated as of July 2, 2013 (as amended and in effect immediately before giving affect to this Amendment, the “Existing Credit Agreement,” and as amended by this Amendment and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Borrower, Administrative Agent, and the lenders party thereto from time to time.

B.                                    Borrower has requested that the Requisite Lenders agree to amend the Existing Credit Agreement in the manner set forth in Section 2 herein, subject to, and in accordance with, the terms and conditions set forth herein.

C.                                    The Requisite Lenders are willing to agree to enter into this Amendment, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Requisite Lenders, Administrative Agent and the Loan Parties agree as follows:

1.                                      DEFINITIONS.  Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Existing Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Amendment.

2.                                      AMENDMENT TO CREDIT AGREEMENT.  With effect as of the Sixth Amendment Effective Date, the following definition in Section 1.1 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“Consolidated EBITDA” means, for any period, (a) the sum, without duplication, of the amounts for such period of Consolidated Net Income, plus the following items (i) through (xii) to the extent deducted in determining such Consolidated Net Income for such period, (i)

Consolidated Interest Expense, (ii) provisions for Taxes based on income, (iii) total depreciation expense, (iv) total amortization expense, (v) pre-opening expense, (vi) any extraordinary expenses or losses, (vii) other non-recurring non-cash items (including, to the extent deducted in determining Consolidated Net Income, non-cash charges related to ineffective portions of Hedging Agreements), (viii) the non-cash expense associated with the granting of stock based compensation, (ix) the Transaction Costs, (x) any prepayment premiums associated with (I) the repayment of the 8.875% Subordinated Notes, the 7.75% Unsecured Notes or the 5.875% Unsecured Notes (to the extent of any prepayments permitted hereunder but except to the extent such premiums are attributable to an increase in the amount thereof resulting from any amendments of the 8.875% Subordinated Note Indenture, the 7.75% Unsecured Note Indenture or the 5.875% Unsecured Note Indenture after the Fourth Amendment Effective Date) or (II) the repayment of the Term Loans issued in accordance with Section 2.1A(i) of the Existing Credit Agreement, (xi) employee severance expenses for the 2015 Fiscal Year not to exceed $2,300,000 and (xii) expenses associated with the proposed Colorado Amendment 68 not to exceed $4,100,000, minus (b) to the extent added in determining such Consolidated Net Income for such period, the sum of the following for such period (without duplication): (x) the aggregate amount of extraordinary or nonrecurring income or gains and (y) non-cash income or gains, all of the foregoing as determined on a consolidated basis for Borrower and its Restricted Subsidiaries in conformity with GAAP; provided, that for purposes of calculating Consolidated EBITDA for Borrower and its Restricted Subsidiaries for any period in determining the Consolidated Total Leverage Ratio and Consolidated Senior Secured Leverage Ratio (x) the Consolidated EBITDA of any Person or line of business acquired by Borrower or any of its Restricted Subsidiaries pursuant to a Permitted Acquisition during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of such period), (y) the Consolidated EBITDA of any Person or line of business sold or otherwise disposed of by Borrower or any of its Restricted Subsidiaries during such period shall be excluded for such period (assuming the consummation of such sale or other disposition and the repayment of any Indebtedness in connection therewith occurred as of the first day of such period) and (z) for any Restricted Subsidiary which is a new Restricted Subsidiary without any historical operations (such as a “greenfield” project), until the date which is four full consecutive Fiscal Quarters after the first date such Restricted Subsidiary began its operations (which for any Gaming Facility shall mean the date it was first open to the public) (the “Initial Operation Date”), the Consolidated EBITDA of such Restricted Subsidiary for each relevant period shall be calculated as follows: (A) if the relevant date of calculation is less than two full fiscal accounting periods (each period consisting of either 4 or 5 weeks) after such Restricted Subsidiary’s Initial Operation Date, the Consolidated EBITDA of such Restricted Subsidiary shall be deemed to be such Restricted Subsidiary’s actual Consolidated EBITDA for the period beginning on such Initial Operation Date and ending on such date of calculation; and (B) if the relevant date of calculation is no less than two full fiscal accounting periods (each period consisting of either 4 or 5 weeks) after such Restricted Subsidiary’s Initial Operation Date, the Consolidated EBITDA of such Restricted Subsidiary shall be deemed to be equal to the product of (1) such Restricted Subsidiary’s Consolidated EBITDA for the period beginning on such Initial Operation Date and ending on such date of calculation multiplied by (2) a fraction, the numerator of which is the number of days in the Fiscal Year that includes such date of calculation and the denominator of which is the number of days in such period; provided that (I) for the avoidance of doubt, the

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provisions of this clause (z) shall not apply from and after the date which is four full consecutive Fiscal Quarters after such Restricted Subsidiary’s Initial Operation Date and (II) the provisions of this clause (z) shall not apply to any calculation for a period shorter than four full consecutive Fiscal Quarters.

3.                                      REPRESENTATIONS AND WARRANTIES.  To induce the Requisite Lenders to agree to this Amendment, Borrower and each of the other Loan Parties represents to the Lenders and the Administrative Agent that as of the date hereof and as of the Sixth Amendment Effective Date:

3.1                               Borrower and each of the other Loan Parties has all power and authority to enter into, execute and deliver this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Amendment;

3.2                               the execution and delivery of this Amendment and the performance of the obligations of Borrower and each of the other Loan Parties under or in respect of this Amendment have been duly authorized by all necessary action on the part of Borrower and each of the other Loan Parties;

3.3                               the execution and delivery of this Amendment and the performance of the obligations of Borrower and each of the other Loan Parties under or in respect of this Amendment do not and will not conflict with or violate (i) any provision of the articles or certificate of incorporation or bylaws (or similar constituent documents) of Borrower or any other Loan Party, (ii) any provision of any law or any governmental rule or regulation (other than any violation of any such law, governmental rule or regulation, or Gaming Law, in each case which could not reasonably be expected to result in a Material Adverse Effect or cause any liability to any Lender), (iii) any order, judgment or decree of any Governmental Authority or arbitrator binding on Borrower or any other Loan Party (other than any violation of any such order, judgment or decree, in each case which could not reasonably be expected to result in a Material Adverse Effect or cause any liability to any Lender), or (iv) any material indenture, material agreement or material instrument to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party, or any property of any of them, is bound (other than any such conflict, breach or default which could not reasonably be expected to result in a Material Adverse Effect), and do not and will not require any consent or approval of any Person that has not been obtained;

3.4                               Borrower and each of the other Loan Parties has duly executed and delivered this Amendment, and this Amendment constitutes a legal, valid and binding obligation of Borrower and each of the other Loan Parties, enforceable against Borrower and each of the other Loan Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

3.5                               after giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment or the performance by Borrower

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and the other Loan Parties of their obligations hereunder that would constitute a Potential Event of Default or an Event of Default; and

3.6                               each of the representations and warranties made by Borrower and the other Loan Parties in or pursuant to the Loan Documents, as amended hereby, shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, or which by their context relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

4.                                      EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective only if and when:

4.1                               the Administrative Agent shall have received on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Administrative Agent, the Requisite Lenders (or the duly executed and delivered written consent thereof), and the Subsidiary Guarantors;

4.2                               Borrower and each of the other Loan Parties shall have received all material governmental and third-party approvals and consents (including from Gaming Authorities) required in connection with this Amendment and the transactions contemplated hereby (if any), each of which shall be in form and substance satisfactory to the Administrative Agent and in full force and effect, and with respect to which all applicable waiting periods related thereto shall have expired without any action being taken by any applicable authority;

4.3                               each of the representations and warranties contained in Section 3 of this Amendment shall be true and correct in all material respects; and

4.4                               Borrower shall have paid to the Administrative Agent all reasonable expenses incurred by the Administrative Agent in connection with this Amendment, including, to the extent invoiced on or before the Sixth Amendment Effective Date, reimbursement or other payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by Borrower.

This Amendment shall be deemed to be effective on the date (the “Sixth Amendment Effective Date”) on which each of the foregoing conditions are satisfied.

5.                                      ACKNOWLEDGMENTS.  By executing this Amendment, each of the Loan Parties (a) consents to this Amendment and the performance by Borrower and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, and except as expressly modified hereby, the obligations of each of the Loan Parties under the Subsidiary Guaranty, the Security Agreement, the Mortgages, the Ship Mortgages and each of the other Loan Documents to which such Loan Party is a party, are not impaired or affected and each of the Subsidiary Guaranty, the Security Agreement, the Mortgages, the Ship Mortgages and each such other Loan Document continues in full force and effect, (c) affirms and ratifies, to the extent it is a party thereto, the Subsidiary Guaranty, the Security Agreement, the Mortgages, the Ship Mortgages and each other Loan Document with respect to all of the Obligations as expanded or amended hereby and (d) reaffirms the security

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interests, Liens, mortgages and conveyances it has granted to or made in favor of or for the benefit of Administrative Agent under the Collateral Documents and confirms that such security interests, Liens, mortgages and conveyances continue to secure the obligations recited to be secured by the applicable Collateral Documents, after giving effect to this Amendment.

6.                                      MISCELLANEOUS.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  This Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Amendment, when signed by all of the parties listed below shall constitute a single binding agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment.  Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.  Sections 10.17 and 10.18 of the Credit Agreement shall apply to this Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth herein or therein.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.

ISLE OF CAPRI CASINOS, INC,
a Delaware corporation			IOC- CARUTHERSVILLE, LLC

By:	/s/ Eric L. Hausler		IOC - BOONVILLE, INC.
Name:	Eric L. Hausler
Title:	CFO		IOC - KANSAS CITY, INC.
IOC - LULA, INC.
IOC - NATCHEZ, INC.
IOC BLACK HAWK COUNTY, INC.
IOC HOLDINGS, L.L.C.
ISLE OF CAPRI BETTENDORF, L.C.
ISLE OF CAPRI MARQUETTE, INC.
PPI, INC.
ST. CHARLES GAMING COMPANY, L.L.C.
BLACK HAWK HOLDINGS, L.L.C.
CCSC/BLACKHAWK, INC.
IC HOLDINGS COLORADO, INC.
IOC-BLACK HAWK DISTRIBUTION COMPANY, LLC
ISLE OF CAPRI BLACK HAWK, L.L.C.
IOC-VICKSBURG, INC.
IOC-VICKSBURG, L.L.C.
IOC-CAPE GIRARDEAU LLC

		By:	/s/ Eric L. Hausler
		Name:	Eric L. Hausler
		Title:	CFO

RAINBOW CASINO-VICKSBURG PARTNERSHIP, L.P.

By: IOC-VICKSBURG, INC., its General Partner

		By:	/s/ Eric L. Hausler
Name: Eric L. Hausler
Title: CFO

[Signature Page to Sixth Amendment to Credit Agreement]

Acknowledged:

WELLS FARGO, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Issuing Bank and a Lender

By:	/s/ Donald Schubert
Name:	Donald Schubert
Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ John D. Toronto
Name:	John D. Toronto
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

U.S. BANK N.A., as Lender

By:	/s/ Charles Adkissen
Name:	Charles Adkissen
Title:	AVP

[Signature Page to Sixth Amendment to Credit Agreement]

CAPITAL ONE N.A., as Lender

By:	/s/ Kacy Kent
Name:	Kacy Kent
Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

ONEWEST BANK, N.S.
(formerly known as OneWest Bank, FSB),
as Lender

By:	/s/ John Farrace
Name:	John Farrace
Title:	EVP

[Signature Page to Sixth Amendment to Credit Agreement]